UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 2, 2012

VIEWPOINT FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-34737	27-2176993
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1309 W. 15th Street, Plano, Texas		75075
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 578-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As noted under Item 8.01 of this report, on April 2, 2012, ViewPoint Financial Group, Inc. (“ViewPoint”) completed its acquisition of Highlands Bancshares, Inc. (“Highlands”) through the merger of Highlands with and into ViewPoint. Effective upon completion of the merger, in accordance with the merger agreement between ViewPoint and Highlands, Kevin J. Hanigan, Chief Executive Officer of Highlands, was appointed as President and Chief Executive Officer of ViewPoint and its subsidiary bank, ViewPoint Bank, N.A. (“ViewPoint Bank”). Mr. Hanigan succeeds Mark E. Hord, who had held those positions for ViewPoint and ViewPoint Bank on an interim basis and has returned to his previously held positions of Executive Vice President and General Counsel of ViewPoint and ViewPoint Bank. Also in accordance with the merger agreement, effective upon completion of the merger, Mr. Hanigan and Bruce Hunt, who were directors of Highlands prior to the merger, were appointed as directors of ViewPoint and ViewPoint Bank, with Mr. Hanigan appointed to the class of ViewPoint directors whose terms expire in 2012 and Mr. Hunt appointed to the class of directors whose terms expire in 2013. The committees of the ViewPoint board of directors to which Messrs. Hanigan and Hunt will be appointed have not yet been determined.

Mr. Hanigan’s appointment was made pursuant to the employment agreement he entered into with ViewPoint and ViewPoint Bank on December 8, 2011 concurrent with the execution of the merger agreement. A description of Mr. Hanigan’s employment agreement is contained under the heading “The Merger—Interests of Highlands Executive Officers and Directors in the Merger-Employment Agreement Between ViewPoint and ViewPoint Bank and Kevin Hanigan” in Amendment No. 1 to the Registration Statement on Form S-4 filed by ViewPoint with the Securities and Exchange Commission (the “SEC”) on February 1, 2012. Such description is incorporated herein by reference. Mr. Hanigan’s employment agreement provides that he will not receive any additional compensation for services provided as a director. Mr. Hunt will be entitled to the same compensation as is provided to the other non-employee directors of ViewPoint and ViewPoint Bank. A description of such compensation arrangements is contained under the heading “The Merger—Interests of Highlands Executive Officers and Directors in the Merger-Kevin Hanigan and Bruce Hunt Becoming ViewPoint Directors” in Amendment No. 1 to the Registration Statement on Form S-4 filed by ViewPoint with the SEC on February 1, 2012. Such description is incorporated herein by reference. Information regarding the background and business experience of Messrs. Hanigan and Hunt is contained under the headings “The Companies—Additional Information Regarding Kevin Hanigan and Bruce Hunt-Background-Kevin Hanigan” and “The Companies—Additional Information Regarding Kevin Hanigan and Bruce Hunt-Background-Bruce Hunt.” in Amendment No. 1 to the Registration Statement on Form S-4 filed by ViewPoint with the SEC on February 1, 2012. Such descriptions are incorporated herein by reference.

ITEM 8.01 Other Events.

On April 2, 2012, ViewPoint issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference announcing the completion of its acquisition of Highlands.

ITEM 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Press release dated April 2, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIEWPOINT FINANCIAL GROUP, INC.

Date: April 5, 2012	By:	/s/ Pathie E. McKee
Pathie E. McKee, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press release dated April 2, 2012